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                                                                   EXHIBIT 10.35


                      THIS LEASE this 25th day of July, 2001


IN PURSUANCE OF THE SHORT FORMS OF LEASES ACT

BETWEEN:

                                OGT HOLDINGS LTD.

                                              Hereinafter called the "Landlord"

                                              OF THE FIRST PART

                                     - AND -

                          STARTEK CANADA SERVICES, LTD.

                                              Hereinafter called the "Tenant"

                                              OF THE SECOND PART

                                     - AND -

                                STARTEK USA, INC.

                                              Hereinafter called the "Guarantor"

                                              OF THE THIRD PART


NOW WITNESSETH that in consideration of the rents, covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                 INTERPRETATION

SECTION 1.01 DEFINITIONS

                 The parties hereto hereby agree that in this Lease:

(A) "Additional Rent" means any and all sums of money or charges required to be paid by the Tenant under this Lease, except Basic Rent whether or not the same are designated "Additional Rent" or whether or not the same are payable to the Landlord or otherwise. All Additional Rent shall be and be deemed to be and treated as Rent, which Rent shall be payable and recoverable as Rent and shall be payable in lawful money of Canada without deduction, abatement, setoff, or compensation whatsoever.

(B) "Architect" means the architect or professional engineer named by the Landlord from time to time.

(C) "Basic Rent" means the rent payable by the Tenant pursuant to and in the manner set out in Section 3.02 of this Lease.

(D) "Complex" means all those lands known as the Seaway Centre, Cornwall, Ontario and more particularly described in Schedule "A" attached hereto and shown outlined in blue on the Plan attached as Schedule "B" hereto, as such lands may be altered, expanded or reduced from time to time, and including the buildings, improvements, equipment,

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         facilities, installations, systems and services erected thereon or situate from time to time thereon, and also including all Common Areas and Facilities.

(E) "Commencement Date" means a date calculated in accordance with the provisions of Section 2.02 of this Lease.

(F) "Common Areas and Facilities" means (a) those areas, facilities, utilities, improvements, equipment and installations in the Complex which, from time to time, are not designated or intended by the landlord to be leased to tenants of the Complex, and (b) those areas, facilities, utilities, improvements, equipment and installations which serve or are for the benefit of the Complex, whether or not located within, adjacent to, or near the Complex and which are designated as may be changed from time to time by the Landlord as part of the Common Areas and Facilities.

(G) "Costs of Operation" shall mean, without duplication, in any calendar year all expenses, excluding Taxes, incurred by or on behalf of the Landlord and amounts paid by or on behalf of the Landlord with respect to and for the complete operation, maintenance and repair of the Complex, with the exception of the existing HVAC units and its existing distribution system presently installed and its distribution system and the repair, maintenance and replacement, (if necessary), of the existing roof and without in any way limiting the generality of the foregoing shall include the following:

         (i) the total annual net costs and reasonable expenses of insuring the lands, buildings, improvements, equipment and other property in the Complex from time to time owned and operated by the Landlord or for which the Landlord is legally liable, in such manner and form, with such companies and such coverage to be in such amounts as the Landlord, or the Landlord's mortgagee, from time to time, determines;

         (ii) cleaning, snow and ice removal, garbage and waste collection and disposal, pest control, landscaping, paving and repaving of the parking areas, parking lot striping and maintenance of the landscaping, all to be done on a regular scheduled basis;

         (iii) lighting, electricity, public utilities, and the cost of electricity for signs designated by the Landlord as part of the Complex and the Common Areas and Facilities;

         (iv)     managing, policing, security, supervision and traffic control;

         (v) cost of the rental of any equipment and signs, and the cost of any goods, services and building supplies used by the Landlord in the operation and maintenance of the Complex;

         (vi) all repairs including major repairs and replacements to and maintenance and operation of the Complex and the Common Areas and Facilities, and the systems, facilities and equipment serving the Complex and the Common Areas and Facilities except where the cost of any such repairs or replacements is directly attributable to Structural Damage;

         (vii)    all Business Taxes and other taxes, if any;

         (viii) all reasonable costs in respect of any heating, ventilating and air conditioning or other equipment and fuel, energy and other costs of providing heat, ventilation and air conditioning, and the cost of maintaining elevators (if any);

         (ix)     the cost of providing hot and cold water;

         (x)      the cost of electricity including lighting of the Common
                  Areas;

         (xi) the costs, if any, for janitorial services for the Common areas; and

         (xii) an administration fee equal to 15% of all costs enumerated in Clauses (i) to (xi) above.

                  provided, however, that notwithstanding the foregoing, Costs of Operation shall exclude interest on debt charges and depreciation.


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         For greater certainty, the exclusion from the Cost of Operation of the expenses related to the existing HVAC units and its existing distribution system, and existing roof shall not extend to such equipment or roof area replaced by the Landlord or installed or modified by the Tenant.

(G.1)    "Lands" means those lands situate in Schedule "A" attached hereto;

(H) "Leased Premises" means, the premises described and outlined in green on Schedule "B" attached hereto;

(I) "Leasehold Improvements" means all fixtures other than Trade Fixtures, improvements, installations, alterations, and additions from time to time made, erected or installed in the Leased Premises, whether by the Landlord or by the Tenant including the storefront, all interior walls, partitions and doors, all floors and all affixed floor and wall coverings, ceilings and all lighting fixtures and all climate control, electrical, water, gas,sewage, and other facilities and systems installed or located within the Leased Premises;

(J)      "Mortgagee" means the holder of any mortgage on the Lands;

(K) "Prime Rate" for any day shall mean the prime lending rate of The Royal Bank of Canada at Cornwall, Ontario established from time to time, as the reference rate of interest in order to determine the interest rate it will charge for demand loans in Canadian funds to its Canadian customers;

(L) "Proportionate Share" shall mean and be a fraction, which has, as its numerator the number of square feet comprising the area of the Leased Premises and as its denominator the number of square feet comprising the area of the buildings in the Complex. For greater certainty the Parties agree that the numerator is 73,841 square feet and the denominator is 156,778 square feet, resulting in the fraction 47.1% being deemed the "Proportionate Share" for all purposes of this Lease;

(M) "Rent" means all Basic Rent and Additional Rent payable pursuant to the terms of this Lease;

(N) "Structural Damage" shall mean damages caused by structural defects or weaknesses and shall include defects in the foundation, floors, stairs, roof, load bearing walls, columns, and exterior walls unless such damage has been caused by the negligent or willful acts or omissions of the Tenant or those for whom the Tenant is in law responsible;

(O) "Taxes" means all real property taxes, rates, duties, and assessments (including local improvement taxes), import charges or levies, whether general or special, that are levied, rated, charged or assessed against the Complex and the Lands or any part thereof from time to time by any lawful taxing authority, whether federal, provincial, municipal, school or otherwise, and any taxes or other amounts which are imposed in lieu of, in substitution for, or in addition to any such real property taxes whether of the foregoing character or not and whether in existence at the commencement of the Term of this Lease or not, and any such real property taxes levied or assessed against the Landlord or the owners of the Complex and Lands, on account of its or their interest in the Complex and Lands or any part thereof, or their ownership thereof, as the case may be. Taxes shall also include any value added tax, multi-stage sales tax or tax on rentals;

(P)     "Term" means the term of this Lease as it is set out in Section 2.02;

(Q) "Trade Fixtures" means the trade fixtures, chattels, furniture, machinery or equipment necessary for the Tenant's conduct of its business at the Leased Premises.

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                                   ARTICLE II

                                 GRANT AND TERM

SECTION  2.01 GRANT

         In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be paid, kept, observed and performed, the Landlord hereby leases to the Tenant and the Tenant leases from the Landlord the Leased Premises. The area of the Leased Premises shall include the area of all floors in the Leased Premises measured from the exterior face of all exterior walls, doors and windows.

         The parties agree that included in this demise and Lease is the mezzanine which shall be at no cost to the Tenant whatsoever and shall not be included in any calculation for Costs of Operation or otherwise.

SECTION  2.02 TERM

         TO HAVE AND TO HOLD the Leased Premises for and during the term herein called the "Term" of the (10) years commencing on the first day of September, 2001, herein called the "Commencement Date" and thereafter next ensuing and fully to be completed and ended on the 31st day of August, 2011.

         The Tenant acknowledges and agrees that it shall be responsible for all Additional Rent charges from and after the date that it commences doing work in the Leased Premises to and including the Commencement Date and that such Additional Rent charges shall include all Costs of Operation, Taxes and Utilities.

         The Tenant shall be allowed immediate possession of the Leased Premises upon execution of this Lease by the Landlord, the Tenant and the Guarantor for the purpose on installing its leasehold improvements. The Tenant shall not pay any Basic Rent until the Commencement Date but shall otherwise be subject to all terms and conditions of this Lease. The Tenant acknowledges that, notwithstanding the giving of immediate possession, the Landlord shall be allowed access to the Leased Premises in order to complete the Landlord's work.

         The Tenant shall pay all Basic Rent and Additional Rent calculated on a per diem basis, from the Commencement Date to the first day of the month next following, on the Commencement Date and thereafter all payments of Rent shall be on the first day of each month during the Term.

SECTION  2.03 OVERHOLDING

         If the Tenant, without any obligation by the Landlord and without any written agreement as to tenancy, shall remain in possession of the Leased Premises after expiration of the Term, there shall be no tacit renewal of this Lease or extension of the Term notwithstanding any statutory provisions or legal presumptions to the contrary and the Tenant shall be deemed to be occupying the Leased Premises as a Tenant from month to month at a monthly Basic Rent equal to one hundred and twenty five per cent of the monthly installment of Basic Rent in effect during the last month of the Term and otherwise subject to all of the provisions of this Lease including those provisions requiring the payment of Additional Rent which shall then be read with such changes as are appropriate to a monthly tenancy.


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                                   ARTICLE III

                                      RENT

SECTION 3.01 COVENANT TO PAY

         The Tenant hereby covenants with the Landlord to pay Rent as herein provided.

SECTION  3.02 BASIC RENT

         The Tenant shall pay to the Landlord as Basic Rent for and during the Term in lawful money of Canada without any prior demand therefor and without any deduction, abatement, set-off or compensation whatever an annual Basic Rent of THREE HUNDRED SIXTY-NINE THOUSAND, TWO HUNDRED FIVE -------- 00/100 DOLLARS ($369,205), plus G.S.T. payable in equal monthly installments of THIRTY THOUSAND, SEVEN HUNDRED SIXTY-SEVEN ---------- 08/100 DOLLARS ($30,767.08), plus G.S.T. which monthly installment shall become due and be payable on the first day of each and every month during the Term.

         The parties agree that the Basic Rent is based upon 73,841 square feet of area as defined in Section 2.01 and, the annual Basic Rent shall be determined on the basis of a rate of $5.00 a square foot.

SECTION  3.03 PAYMENTS OF BASIC RENT

         All payments of Basic Rent shall be made by cheque or money order made payable to the Landlord or as it may direct form time to time. If the Term does not commence on the first day of a calendar month, Rent for the broken part of a calendar month at the commencement or end of the Term shall be pro rated at a rate per day equal to 1/365 for the Basic Rent specified in this Section.

SECTION  3.04 ADDITIONAL RENT

         The Tenant shall pay Additional Rent to the persons at the times and in the manner hereinafter set forth. Where the calculation of any Additional Rent is not made until after the termination of this Lease, the obligation of the Tenant to pay such Additional Rent shall survive the termination of this Lease. The parties acknowledge that the Additional Rent for the Leased Premises was $2.45 per square foot for the year 2000, but this reflected municipal taxes for a vacant property and operations of the Leased Premises not on a 24-hour 7-day-a-week basis. The Tenant acknowledges that some of the Common Area Expenses will increase due to the occupation of the Leased Premises by the Tenant. Unless otherwise provided in this Lease, all Additional Rent shall be due and payable within thirty (30) days of the receipt of an invoice for payment thereof.

SECTION  3.05 PLACE OF PAYMENT

         The Tenant shall make all payments of Basic Rent and any payments of Additional Rent required to be paid to the Landlord by this Lease by way of cheque or money order payable to the Landlord ,or to such other person as the Landlord may hereafter designate by notice in writing to the Tenant, and all such payments shall be delivered or sent to the following address or to such other person or address as the Landlord may hereafter designate:

         649 Second Street East, Cornwall, Ontario, K6H 1Z7.


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SECTION  3.06 OVERDUE RENT

         If the Tenant shall fail to pay when the same is due and payable any Rent, or any other amounts required to be paid to the Landlord by this Lease, such unpaid amounts shall bear interest from the due date thereof in accordance with Section 12.08.

                                   ARTICLE IV

                                      TAXES

SECTION  4.01 REALTY TAXES

         For and during the term and any extension or renewal thereof, the Tenant shall pay the Tenant's Proportionate share of the Taxes for that year, or any part thereof. The Tenant shall only be required to pay a proportionate part of the Tenant's Proportionate Share of the Taxes for any year which relates to a fiscal period of the taxing authority, a part of which is included in a period prior to the Commencement or after the expiration of the Term.

         The Landlord may, at its option, estimate the amount of the Tenant's Proportionate Share of Taxes for any year and the Tenant shall pay to the Landlord at the time that any monthly payment of Basic Rent reserved hereunder is due and payable, one-twelfth of the Landlord's estimate of the Tenant's Proportionate Share of the Taxes. Within thirty (30) days of the issuance of the final Tax Bill , the Tenant shall pay to the Landlord the Tenant's Proportionate Share of the Taxes for the entire year after first receiving credit for the Tenant's Proportionate Share of the Taxes for that year already paid to the Landlord. The Landlord shall, upon requesting payment of the balance of the Tenant's Proportionate Share of Taxes for the year, provide the Tenant with particulars of the calculation of the Tenant's Proportionate Share for that year.

SECTION   4.02 SEPARATE ASSESSMENT OR APPORTIONMENT

         Notwithstanding anything herein contained to the contrary, in the event there shall be available to the Landlord from the relevant taxing authority or otherwise, a separate assessment or apportionment and/or bill in respect of the Leased Premises and the proportion of non-rentable areas including any parking areas applicable to the Leased Premises for any of the Taxes referred to in
Section 4.01, then the Landlord, at its option, may use such separate assessment or apportionment, and/or bill as the basis for establishing the Tenant's liability for any such Taxes. The Tenant will promptly deliver to the Landlord any such separate assessment and/or bill which may be received by the Tenant.

SECTION  4.03 BUSINESS TAXES

         In addition to the Taxes payable by the Tenant pursuant to Section 4.01 hereof, the Tenant shall pay as Additional Rent to the lawful taxing authorities and shall discharge when the same become due and payable all taxes, rates, duties, assessments, and licence fees whatsoever, whether general or special, whether federal, provincial, municipal or otherwise, that are levied, rated, charged or assessed against or in respect of the use and occupancy of the Leased Premises or the parking area or any business or the income of such business carried on, at or from the Leased Premises, or the improvements, equipment and facilities on or in the Leased Premises, and the Tenant will indemnify and keep indemnified the Landlord from and against payment of and all loss, costs, charges and expenses occasioned by or arising from any and all such taxes, rates, duties, assessments and licence fees. The Tenant further covenants to pay its Proportionate Share of any taxes, rates, duties, assessments and license fees which may be levied or assessed against the Common Area and Facilities.

         Upon written request of the Landlord, the Tenant shall deliver within thirty (30) days to the Landlord satisfactory evidence of the payment of all such taxes, rates, duties, assessments and licence fees which were due and payable up to one month prior to such request and, in any event, shall deliver to the Landlord before the 31st day of January in each year satisfactory evidence of payments thereof for the preceding year.


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SECTION  4.04 TENANTS RESPONSIBILITY

                 The Tenant shall, upon request of the Landlord:

(A) within thirty (30) days of the due date of the payment thereof, deliver to the Landlord for inspection, receipts of payment of all Taxes payable by the Tenant pursuant to Sections 4.01 and 4.02;

(B) within thirty (30) days of the receipt thereof, deliver to the Landlord notices of any assessments received by the Tenant which relate to the Leased Premises; and

(C) furnish such other information in connection with any such Taxes and any such Business Taxes payable by the Tenant as the Landlord reasonably determines from time to time.

                 The Tenant shall indemnify and keep indemnified the Landlord from and against payment for all loss, costs, charges and expenses occasioned by or arising from all such Taxes and all such Business Taxes or which may be assessed against any rentals payable pursuant to this Lease in lieu of such Taxes or Business Taxes, whether against the Landlord or the Tenant.

SECTION  4.05 PER DIEM ADJUSTMENT


               If any year during the Term of this Lease is less than twelve
(12) calendar months, the Taxes that the Tenant is required to pay pursuant to Sections 4.01 and 4.02 hereof shall be subject to a per diem pro rata adjustment on the basis of a period of three hundred and sixty five days (365).

                                    ARTICLE V

                          UTILITIES, COSTS OF OPERATION

SECTION  5.01 UTILITIES

               The Tenant shall pay as the same become due respectively all charges for public utilities which, without limiting the generality of the foregoing, shall include water, gas, heat , air conditioning and ventilation, electric power or energy, steam or hot water used upon or in respect of the Leased Premises and all charges for fittings, machines, apparatus, meters or other things leased in respect thereof; and for all work or services performed by any corporation or commission in connection with such public utilities. In no event shall the Landlord be liable for any injury to the Tenant , its servants, agents, employees, customers and invitees or for any injury or damage to the Leased Premises or to any property of the Tenant or any property of any other person, firm or corporation on or about the Leased Premises caused by any interruption or failure in the supply of such utilities to the Leased Premises, unless caused by the Landlord or those for whom the Landlord is in law responsible. In the event separate utility meters are not supplied, the Landlord, in consultation with its engineer, shall estimate the amount of such utility and said charges shall become part of the Costs of Operation, payable by the Tenant in accordance with Section 5.02 hereof. The estimate of the Landlord's engineer with regard to the use of any utility service shall be final and binding on the parties hereto. The Tenant shall, if requested by the Landlord, at the Tenant's cost install a separate electrical and gas meters. The Tenant further agrees if so requested by the Landlord to register the utility accounts in its own name and shall pay any required deposit in connection therewith.

SECTION  5.02 PAYMENT OF COST OF OPERATION

               During the Term and any extension or renewal thereof, the Tenant shall pay to the Landlord the Tenant's Proportionate Share of Costs of Operation within thirty (30) days of the receipt of written demand therefor. The Landlord may, before the commencement of each year of each fiscal period adopted by the Landlord, reasonably estimate the Costs of Operation for such period and so notify the Tenant and the Tenant shall pay one-twelfth of its estimated Proportionate Share of the Costs of Operation with each monthly installment of Basic Rent payable through that period which monthly payments may be adjusted if the Landlord, acting

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reasonably, subsequently re-estimates Costs of Operation for such period or the remaining portion thereof.

               Notwithstanding the foregoing, as soon as bills for all or any portion of the said amounts so estimated are received, the Landlord may bill the Tenant for the Tenant's proportionate share thereof and the Tenant shall pay the Landlord such amounts so billed less all amounts previously paid by the Tenant on the Basis of the Landlord's estimate as aforesaid as Additional Rent within thirty (30) days of receipt of written demand.

SECTION  5.03 STATEMENTS

               Within a reasonable period of time after the end of the period for which the Tenant has paid any estimated amounts, the Landlord shall deliver to the Tenant a statement setting forth clearly the actual amounts paid by the Landlord in relation to which the Tenant has paid the said estimated amounts and a calculation as to how the Landlord arrived at such estimated amounts. If the Tenant has paid in excess of the amounts due, the excess shall be applied by the Landlord against the Tenant's next payment due hereunder. If the amounts the Tenant has paid are less than the amounts due, the Tenant agrees to pay such additional amounts due with the next monthly payment of Basic Rent. If any year during the term is greater or less than any such period determined by the Landlord as aforesaid, the Tenant's Proportionate Share shall be subject to a per diem, pro rata adjustment based upon a period of three hundred and sixty-five (365) days.

                                   ARTICLE VI

    CONSTRUCTION, MAINTENANCE, REPAIR AND ALTERATIONS OF THE LEASED PREMISES

SECTION  6.01 CONSTRUCTION

               The Tenant acknowledges that, save and except for the work hereinafter described, which work shall be performed by the Landlord , the Tenant accepts the Leased Premises in an "as is, where is" condition, (except for latent structural defects), and that all other work shall be carried out by the Tenant in accordance with the provisions of this Lease. The Landlord shall during the Term, including any renewal or extention thereof, maintain the existing roof and the existing HVAC system and its existing distribution system in good working order, and shall repair and replace same, if necessary, at Landlord's expense; provided that the Tenant shall be responsible for the maintenance, repair and replacement of any additions to the existing HVAC system and its existing distribution system installed by the Tenant and, in the event the Landlord installs a new roof on all or a portion of the Leased Premises, the Tenant shall be responsible for the maintenance, repair and replacement of such new roof or portion thereof. The Tenant shall have the right to verify the need to replace such new roof or portion thereof. In the event the Landlord replaces the existing HVAC system and its distribution system, or part thereof, or the Tenant modifies same, the Tenant shall be responsible for the maintenance, repair and replacement of the HVAC system or part thereof.

               The Landlord shall repair any Structural Damage at Landlord's expense.

SECTION  6.02 PERFORMANCE OF WORK

               All other work in relation to the Leased Premises shall be performed by the Tenant at his own expense. Before the Tenant carries out any such work, he shall file with the Landlord a detailed set of drawings and specifications showing the work and he shall not proceed without first obtaining the Landlord's written approval, which approval shall not be arbitrarily withheld.

               The Tenant shall, prior to commencing the work, complete each of the following obligations to the reasonable satisfaction of the Landlord:

               (i) obtain the Landlord's written approval of the Tenant's plans, such approval not to be unreasonably withheld or delayed;


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               (ii)      provide the Landlord with certificates of insurance on
                         the Landlord's standard form duly executed by the Tenant's insurers evidencing that the insurance required to be placed by the Tenant pursuant to this Lease has been contracted;

               (iii) ensure that all work on or in respect of the Leased Premises is to be performed by competent workmen. All contractors shall be subject to the prior reasonable approval of the Landlord, such approval not to be unreasonably withheld or delayed;

               (iv) provide evidence satisfactory to the Landlord that the Tenant has obtained, at its expense, all necessary consents, permits and licenses from authorities. Should the Tenant fail to obtain any such required consent, permit or license, the Landlord may, but shall not be obliged to, obtain same on behalf of the Tenant and the cost or expense incurred by the Landlord shall be payable by the Tenant as Additional Rent forthwith on demand;

               (v) provide evidence satisfactory to the Landlord of the Tenant's work schedule for completion of the Tenant's work.

               In performance of the Tenant's work, the Tenant shall:

               (i) comply with all applicable laws, building codes, permits and approvals for such work as well as the requirements of the Landlord's insurers. If the Tenant is in default in its compliance with any applicable laws, by-laws, building codes, permits or approvals from any governmental or other authority having jurisdiction or the requirements of the Landlord's insurers, and the Tenant does not correct any such default within the time period required by any such authority or insurer, the Landlord may (but not shall not be obligated to), cure any such default and all charges and costs incurred by the Landlord, of the costs or charges incurred by the Landlord shall be paid by the Tenant as Additional Rent forthwith on demand;

               (ii) after satisfying the requirements required to be performed by the Tenant prior to the commencement of the Tenant's work as set out in this Lease, but not before, proceed to complete the Tenant's work in a good and workmanlike manner using new materials, the whole to the Landlord's reasonable satisfaction and in conformity with the Plans;

               (iii) comply with and cause its contractors or subcontractors, tradesmen and suppliers to comply with all the provisions of the Plans, this Lease, the rules and regulations of the Landlord with respect to construction practices and conditions, such as safety, security and hours of work, etc., together with such other rules and regulations as may be laid down form time to time by the Landlord;

               (iv) retain on the Leased Premises at all times when the Tenant's work is being performed one set of the Tenant's plans with the Landlords approval endorsed thereon; and

               (v) permit the Landlord, without prejudice to the Landlord's other remedies, at the Tenant's expense, to remove any Tenant's work, if material in nature, undertaken without the Landlord's prior written approval and to restore the Leased Premises to their prior condition, and the Tenant shall pay the Landlord as Additional Rent forthwith on demand the cost of removal and renovation;

               The following additional requirements shall apply in respect of the performance of the Tenant's work:

               (i) The Landlord retains the right of reasonable surveillance of the work forces involved.


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                                       10

               (ii) during the performance of the Tenant's work , the Tenant shall remove all garbage and debris from the Leased Premises as required and place same in designated garbage containers provided by the Landlord. If the Landlord is required to remove any of the Tenant's garbage or debris from within or adjacent to the Leased Premises to the designated drop off location for such garbage, the cost of removing same shall be at the Tenant's expense and paid for by the Tenant to the Landlord as Additional Rent.

               (iii) any damage to the Leased Premises or the Complex caused during the completion of the Tenant's work by the Tenant or those for whom it is in law responsible including the Tenant's contractors and such contractors' agents shall be repaired forthwith by the Tenant. If the Tenant fails to carry out such repairs, then the Landlord may, but shall not be obligated to carry out same and all charges and costs incurred by the Landlord plus a supervision fee of five percent ( 5%) shall be payable by the Tenant as Additional Rent ;

               (iv) the Landlord shall at all times be entitled to continue its construction activities in the Leased Premises and in the Complex; and

               (v) throughout the period during which the Tenant's work is being performed, the Tenant shall be subject to all of the other terms and conditions of this agreement and the Lease insofar as they are applicable, including, without limitation, the provisions relating to the liability of the Tenant for its acts and omissions and the acts and omissions of its servants, agents, employees, contractors, invitees, concessionaires and licensees and the indemnification of the Landlord.

SECTION  6.03 TENANT'S REPAIR

               The Tenant covenants that, throughout the Term and any extension or renewal thereof, at its sole cost and expense, it shall maintain in good order and first class condition (including periodic painting and decorating), repair and replace to the extent necessary the Leased Premises or any part thereof, together with any equipment or systems of any nature supplying services to the Leased Premises which are located in the Leased Premises or which are installed by or on behalf of the Tenant for the Leased Premises, excepting only Structural Damage and excepting Landlord's obligations under Section 6.01.

               The Tenant covenants that it shall, at the expiration or other termination of the Term, and at the request of the Landlord, restore the Leased Premises to their original state and condition normal wear and tear excepted. If the Tenant fails to carry out such restoration then the Landlord may, but shall not be obligated to, carry out same and all charges and costs incurred by the Landlord in so doing plus a supervision fee equal to five percent (5%) shall be payable by the Tenant to the Landlord as Additional Rent.

SECTION  6.04 NON-PERFORMANCE BY TENANT

               If any repairs, replacements or maintenance which are required to be performed by the Tenant under the terms of this Lease are not performed when required, then the Landlord acting reasonably shall be entitled to perform such repairs, replacements or maintenance entirely at the cost of the Tenant and the cost of the same shall be paid forthwith by the Tenant to the Landlord as Additional Rent.

SECTION  6.05 INSPECTION

               The Landlord may upon reasonable prior notice to the Tenant enter the Leased Premises and every part thereof to inspect the condition thereof. Where an inspection reveals that the whole or any part of the Leased Premises are not being operated, kept or maintained to the standard of similar buildings in the City of Cornwall or that repairs or replacements are necessary under the terms of this Lease, the Landlord shall give written notice to the Tenant and upon receipt of such notice the tenant shall forthwith proceed to carry out all necessary work, repairs and replacements in a good and workmanlike manner and to the reasonable satisfaction of the Landlord so as to complete the same within time or times stipulated in such notice, provided that such work, repair and replacement can be reasonably completed in such time period. Failure by the Landlord to give such notice shall not relieve the Tenant from any of its obligations to operate, maintain, repair or replace in accordance with the provisions hereof. If the Tenant refuses or neglects to carry out promptly and to the reasonable satisfaction of the Landlord any such work, repairs or replacements, the Landlord may, but shall not be obligated to, carry out such work, repairs or replacements without liability to the Tenant for any loss or damage which may occur to the Tenant's property or business by reason thereof, and in any and every such case the Tenant covenants with the Landlord to pay to the Landlord as Additional Rent all sums which the Landlord may have expended in carrying out such work, repairs or replacements plus a further 5% of all such sums representing the Landlord's overhead and profit. The Tenant agrees that the carrying out of any work, repairs or replacements by the Landlord pursuant to this Section is not a re-entry or a breach of any covenant for quiet enjoyment contained in this Lease. In the case of any emergency, the Landlord may enter upon the Leased Premises at any time without giving prior notice to the Tenant without breaching any covenant for quiet enjoyment contained in this Lease.

SECTION  6.06 COMPLIANCE WITH FIRE AND OTHER REGULATIONS

               The Tenant covenants at its sole cost and expense to comply with and conform to the requirements of all applicable statutes, laws, by-laws, regulations, ordinances and orders from time to time enforced during the Term and relating to or affecting the condition, equipment, maintenance, use or occupation of the Leased Premises and with every applicable regulation, order and requirement of the Insurance Advisory Organization, or any body having a similar function or any order, request or demand of any municipal fire department or other similar body, or fire insurance company by which the Landlord and the Tenant or either of them may be insured at any time during the Term. Such work shall be performed by the Tenant within the time period set out above in Section 6.06 and failure of the Tenant to so complete such work shall entitle the Landlord to perform such work at the cost of the Tenant as specified in Section 6.06 above.

SECTION  6.07 ALTERATIONS

               The Tenant shall not make or permit to be made any Leasehold Improvements, including installation of any electrical or other equipment including, air conditioning units or service facilities without obtaining the prior written approval of the Landlord thereto, which approval shall not be unreasonably or arbitrarily withheld, or delayed; provided that the Tenant has fully complied with the terms, covenants and conditions of this Lease, but which shall be subject to the following conditions:-

(A) at the time of requisitioning the Landlord's approval, the Tenant shall submit to the Landlord reasonably detailed plans and specifications for such proposed alterations, additions, changes or improvements;

(B) any proposed alterations, additions, changes or improvement shall meet the requirements of all governmental or other authorities, fire insurance underwriters, insurers and any mortgagee;

(C) any alterations, additions, changes or improvement proposed by the Tenant shall be such as will not, when, completed, diminish the value or utility of the Leased Premises or the Complex;

(D) the Tenant shall not under any circumstances whether in respect of changes, alterations and improvements to the Leased Premises pursuant to this Section or work performed pursuant to this Section or work performed pursuant to Section 6.04 or otherwise, permit any lien, encumbrance or charge except for any notice of this Lease, to be filed against the Leased Premises or the Complex and in the event of filing of such lien, encumbrance or charge shall forthwith cause the same to be discharged from the records of the Land Registry office or Land Titles Office within fifteen (15) days after written demand therefor by the Landlord. If the Tenant fails to discharge or cause any such lien to be discharged as aforesaid then in addition to any other right or remedy of the Landlord, the Landlord may, but it shall not be obligated to discharge the same and any amount so paid by the Landlord and all costs and expenses including solicitor's fees on a solicitor and his client basis incurred for the discharge of such lien shall be immediately due and payable by the Tenant to the Landlord within thirty (30) days of written demand;

(E) no alterations, additions, changes or improvements shall be commenced until the Tenant shall have obtained all building and other permits required by lawful authority;

(F) all alterations, additions, changes or improvements approved by the Landlord shall be constructed expeditiously by the Tenant, in a good and workmanlike manner and in compliance with the detailed plans and specifications which have been approved by the Landlord; and

(G) prior to the commencement of construction of any improvements or alterations, the Tenant shall effect and produce to the Landlord evidence of good and sufficient public liability, property damage and fire insurance policies relative to such construction written in the joint names of the Landlord and Tenant with insurers acceptable to the Landlord acting reasonably and in such amounts as may be reasonably required by the Landlord.

SECTION  6.08 LEASEHOLD IMPROVEMENTS

               Any Leasehold Improvements shall immediately upon placement become the property of the Landlord and form part of the Leased Premises without compensation therefor to the Tenant, but the Landlord shall be under no obligation to maintain, repair or replace the Leasehold Improvements. No Leasehold Improvements shall be removed from the Leased Premises either during or at the expiration or other termination of the Term or any extension or renewal thereof except that the Tenant shall, at such expiration or other termination, at its own cost, remove such of the Leasehold Improvements installed on the Leased Premises by the Tenant as the Landlord shall require to be removed within a reasonable time after such expiration or termination, having regard to the nature of the Leasehold Improvements and shall promptly repair any damage to the Leased Premises caused by their installation and/or removal and leave the Leased Premises in the condition they were in prior to the installation of such Leasehold Improvements, normal wear and tear excepted. The Tenant's obligation to observe and perform this covenant shall survive the expiration or other termination of this Lease.

SECTION  6.09 CONSTRUCTION LIENS

               If any construction Liens, mechanics liens or other liens or order for payment of money shall be filed against the Leased Premises, the Complex or the Lands by reason of or arising out of any work, labour, services or materials furnished or claimed to have been furnished to the Tenant or to anyone claiming through the Tenant, the tenant shall within fifteen (15) days after notice to the Tenant of the filing cause the same to be discharged by bonding, deposit, payment , court order or in any other manner required or permitted by law. The Tenant, at its own expense, shall defend all suits to enforce any such lien or order whether against the Tenant or the Landlord. The Tenant will indemnify and keep indemnified the Landlord from and against payment of all loss, costs, charges, expenses occasioned by or arising from any such lien or order

SECTION  6.10 ACKNOWLEDGMENT OF TENANT

               The Tenant acknowledges that the Leased Premises form part of the Complex, and that the whole of the Complex may be served by common utility systems. In the event that repairs are necessary to any of such systems and any portion of the Complex of which the Leased Premises form part the Tenant covenants to bear its Proportionate Share of the total cost of such repairs. It is expressly agreed that if any such common systems shall have been damaged or shall have become inoperative by reason of the negligence of the Tenant, Its servants or agents, then the entire cost of repairing the same shall be borne by the Tenant and including the cost of structural repairs thereto.

                                   ARTICLE VII

                          TRADE FIXTURES AND SURRENDER

SECTION  7.01 TRADE FIXTURES

               Subject to the provisions of Section 6.09 hereof the Tenant shall have the right at all times to install its Trade Fixtures. All Trade Fixtures shall be owned by and be the property of the Tenant and shall not be removed from the Leased Premises either during or at the expiration or other termination of the Term or any extension or renewal thereof except that:-

(A) the Tenant may in the usual and normal course of its business remove, at its own cost, such of its Trade Fixtures which have become excess for the Tenant's purposes or which are being concurrently replaced with new and similar Trade Fixtures; and

(B) the Tenant shall at the expiration or earlier termination of the Term or any extension or renewal thereof remove, at its own cost, all of its Trade Fixtures.

               The Tenant shall not at the time of any such removal be in default under any covenant or agreement contained in this Lease and, if in default, the Landlord shall have a lien on such Trade Fixtures as security against loss or damage resulting from any such default by the Tenant and said Trade Fixtures shall not be removed by the Tenant until such default is cured, unless otherwise directed by the Landlord; and provided further that the Tenant shall promptly repair any damage to the Leased Premises caused by the installation and/or removal of such Trade Fixtures. The Tenant's obligation to observe and perform this covenant shall survive the expiration or other termination of this Lease.

               It is understood and agreed that, if the Tenant shall fail to remove any of its Trade Fixtures within a reasonable time after the expiration or other termination of the Term or any extension or renewal thereof, such Trade Fixtures shall, at the option of the Landlord, become the property of the Landlord and may be removed from the Leased Premises and sold or disposed of by the Landlord in such manner as it deems advisable

SECTION  7.02 SURRENDER OF LEASED PREMISES

               Subject to the provisions of Section 6.09 and Section 7.01 hereof, at the expiration or other termination of the Term or any extension or renewal thereof, the Tenant shall peaceably surrender and yield up unto the Landlord the Leased Premises together with all Leasehold Improvements in as good order, condition and repair as the Tenant is required to maintain the Leased Premises under the terms of this Lease, normal wear and tear excepted. The Landlord, at its option, may repair any damage to the Leased Premises existing at the time of such surrender at the sole cost of the Tenant and the Tenant shall pay to the Landlord such cost as Additional Rent.

                                  ARTICLE VIII

                          CONDUCT OF BUSINESS BY TENANT

SECTION  8.01 USE

               The Leased Premises or any part thereof shall not be used for any purpose other than the business of a call centre or business or professional office. The Landlord warrants and represents that the Tenant's use of the Leased Premises as a call centre is currently permitted under the provisions of the zoning by-laws of the Corporation of the City of Cornwall.

               The Leased Premises or any part thereof shall not be used for carrying on any business involving the sale of second-hand goods, war-surplus goods, insurance salvage stock or fire-sale stock, or carrying on any auction or pawnshop business or any fire sale (except of goods damaged by fire occurring in the Leased Premises and during the 30-day period following such fire), bankruptcy sale, "going out of business" sale, moving sale, bulk sale except a bulk sale in accordance with any Bulk Sale legislation in connection with a permitted disposition by the Tenant of this Lease or the Leased Premises or any other business which because of merchandising methods or otherwise would, in the opinion of the Landlord, tend to lower the character of the Complex. The Leased Premises shall not be used for any special sale or sales other than such as are incidental to the normal routine of the Tenant's business upon the Leased Premises with its regular customers. Without limiting the generality of the foregoing and notwithstanding the permitted uses above the Tenant covenants that the Leased Premises shall not be used in whole or in part for any of the purposes set out in Schedule "C" attached hereto or any combination thereof; The Tenant shall not permit any business to be operated in or from the Leased Premises, or any part thereof, by any licensee or concessionaire without the prior written consent of the Landlord, such consent not to be unreasonably withheld or delayed.

               Provided that the Tenant is not in material default under the terms of this Lease, and as long as the Tenant which is occupying the Leased Premises is STARTEK CANADA SERVICES, LTD., or a permitted assignee or sub-tenant of STARTEK CANADA SERVICES, LTD., the Landlord covenants not to lease, directly or indirectly, any portion of the Complex or to erect any other building within a radius of ten (10) miles of the Complex, for the purpose of occupation by a third party conducting the business of a call centre.

SECTION  8.02 WASTE AND NUISANCE

               The Tenant shall not commit or suffer to be committed any waste or injury to the Leased Premises and shall not do or omit to do or suffer to be done or omitted to be done anything upon or in respect of the Leased Premises which shall be or result in a nuisance, annoyance and/or menace to the Landlord or to other tenants or occupants of the Complex.

               Without limiting the generality of the foregoing, the Tenant shall not:-

(A)      overload any floors in the Leased Premises;

(B) install any equipment which will exceed or overload the capacity of any utility or the electrical or mechanical systems or facilities in or serving the Leased Premises;

(C) bring upon the Leased Premises or any part thereof any machinery, equipment, article or thing that by reason of its weight, size or use might in the reasonable opinion of the Landlord, damage the Leased Premises;

(D) use, keep or permit in or about any part of the Leased Premises any goods, provisions, equipment or materials of an offensive odor or combustible or a noxious nature or anything which could create a fire hazard;

(E) allow any refuse, garbage, or other loose or objectionable material to accumulate in or about the Leased Premises or the Complex and will at all times keep the Leased Premises in a clean and wholesome condition. The Tenant further covenants that at the time of termination of the tenancy it will leave the Leased Premises in a clean and tidy condition, normal wear and tear excepted; and

(F) allow the plumbing fixtures to be used for any other purpose than that for which they are constructed and no foreign substance of any kind shall be thrown therein and the expense of any breakage, stoppage or damage shall be borne by the Tenant who shall or whose employees agents, licensees or invitees shall have caused it.

               In the event that the Tenant shall infringe any of the provisions of this Section and fail within seventy-two (72) hours of notice by the Landlord to rectify, correct or remove the infringement, the Landlord may and is hereby so authorized to enter upon the Leased Premises or elsewhere as may be necessary to rectify, correct or remove the infringement as the agent and at the reasonable cost of the Tenant and the Tenant agrees that any such entry by the Landlord is not a re-entry or a breach of any covenant for quiet enjoyment contained in this Lease. The Tenant shall indemnify and save harmless the Landlord from all claims, demands, loss or damage to any person or property arising out of any such infringement or any such entry of the Landlord.

SECTION  8.03 ENVIRONMENT

(A)      The Tenant covenants with the Landlord,

         (i) that it will not carry on any activity that contravenes the provisions of any municipal, provincial or federal statute governing environmental protection, or health or safety standards, and without limiting the generality of the foregoing including the Environmental Protection Act of Ontario, R.S.O. 1990, c. E.18, and 19, as amended and the Occupational Health and Safety Act, R.S.O. 1990, c.0.1, as amended;

         (ii) that no substances injurious to human life or health (hereinafter referred to as Hazardous Substances) will be used or stored in the Leased Premises or anywhere else in the building or buildings of which the Leased Premises form part. The presence of any such hazardous substance in any of the area hereinbefore mentioned shall be deemed to be a default under this Lease. Any such default shall entitle the Landlord to forthwith terminate this Lease. The term "Hazardous Substances" shall mean any substance injurious or designated as hazardous or toxic waste, hazardous or toxic material, a hazardous or toxic substance or other similar term by any federal, provincial or municipal environmental statute, regulation or ordinance;

         (iii) that it will notify the Landlord at once in the event any toxic or hazardous substances, including spent reactor fuel, other radioactive waste, PCBs or noxious gases (the "contaminants"), are produced on or brought on the Leased Premises, and will enter into a contract with a properly authorized disposal authority (which contract must have the prior approval of the Landlord) for the neutralizing or disposal of such contaminants, and the Tenant shall leave the Leased Premises at the termination of this lease, by whatever cause, free from all pollution by such contaminants;

         (iv) that it will not stockpile any toxic or hazardous substances, including spent reactor fuel and other radioactive waste, PCBs or noxious gases, on the Leased Premises and if such contaminants are produced on the Leased Premises it will at once notify the Landlord and enter into a contract with a properly authorized disposal authority (which contract must have the prior approval of the Landlord, such approval not to be unreasonably withheld or delayed) for the neutralizing or disposal of such contaminants;

         (v) that it shall comply with all of the requirements of the Ministry of the Environment and any other governmental agency with authority over the Tenant's process;

         (vi) that it shall permit the Landlord to inspect the Leased Premises at all reasonable times and with twenty-four (24) hours prior notice with such experts and technical personnel as the Landlord deems necessary, to oversee the production, storage, stockpiling and disposal of any substances deemed toxic by the Landlord or liable to cause pollution within or without the Leased Premises and to confirm that the Leased Premises are free of all contaminants at the termination for whatever cause of this Lease, and that it shall pay all reasonable expenses of the Landlord in relation thereto; and

         (vii) that it shall, when required to do so by notice in writing from the Landlord, obtain insurance coverage with an insurance company and in the amounts and on terms having the prior approval of the Landlord, sufficient to protect the Landlord from all liability in respect of pollution arising from the activities of the Tenant on the Premises.

(B) The Tenant shall indemnify, defend and save the Landlord harmless from and against all costs (including the cost to the Landlord of carrying out any work to be performed by the Tenant under this clause) claims, demands, liabilities, suits, actions or proceedings of any type whatsoever, for damages (including punitive damages), losses, deficiencies, assessments, fines, penalties, judgments (including pre and post judgment interest), work or clean up orders and other liabilities or obligations of any type, (including costs of investigation, legal fees on a solicitor and client basis and consultants' fees) arising out of any breach by the Tenant of the covenants contained in Section 8.03.

(C) The Landlord covenants and agrees with the Tenant that it shall be liable for and shall hold the Tenant and its officers, directors, employees, agents and its related or affiliated corporate entities (hereinafter collectively called the "Tenant") harmless and shall indemnify the Tenant from and against any and all liability directly or indirectly incurred by the Tenant by reason of any claims, orders, demands, suits, actions, causes of action, losses, costs, liability and expenses (including legal fees on a solicitor and client basis and consultants' fees) which the Tenant may sustain, incur, suffer, or have asserted against it, relating to, arising out of, resulting from or in any way connected with the environmental condition of the Leased Premises which existed as of the Commencement Date, or caused by the Landlord or those for whom the Landlord is in law responsible.

                                   ARTICLE IX

                            ASSIGNMENT AND SUBLETTING

SECTION  9.01 CONSENT REQUIRED

               The Tenant shall not:-

(A)      assign this Lease in whole or in part;

(B)      sublet the whole or any part of the Leased Premises; or

(C) suffer or permit the use or occupation of the whole or any part of the Leased Premises by any licensee, concessionaire or franchisee or by a person, firm or corporation other than the Tenant;

(D)      mortgage or encumber this lease;

         each of the foregoing being herein referred to as a "Transfer" and each person to whom any such Transfer is made or proposed to be made being herein referred to as a "Transferee", without the prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld or delayed; provided that the Landlord's consent to any Transfer shall not constitute a waiver of the necessity for such consent to any subsequent Transfer; provided further that, notwithstanding any such Transfer, the Tenant shall not be relieved from its obligations for the payment of Basic Rent and Additional Rent and for the full and faithful observance and performance of the terms, conditions, covenants and agreements herein contained on the part of the Tenant to be paid, kept, observed and performed; provided further that the Tenant shall, if requested by the Landlord, cause any such Transferee to covenant in writing with the Landlord to be bound by all of the terms, conditions, covenants and agreements herein contained on the part of the Tenant to be paid, kept, observed and performed as if such Transferee had originally executed this Lease as Tenant; and provided further that all documents evidencing such Transfer, the consent of the Landlord and the Transferee's covenant with the Landlord shall be subject to the prior written approval of the Landlord or its solicitors and all of the Landlord's reasonable legal costs with respect thereto, shall be paid as Additional Rent by the Tenant to the Landlord forthwith upon demand.

               Provided however that the Tenant may assign this Lease to any company or companies "affiliated" or "related" (as those terms are defined under the Canada Business Corporations Act as of June 1st, 2001) without the consent of the Landlord.

               Provided further that the Tenant shall not be entitled to assign this Lease or sub-let the whole or any part of the Leased Premises unless such assignee or sub-tenant executes an agreement in favour of the landlord that it shall be bound by all of the provisions hereof.

               If there is a permitted Transfer of this Lease, the Landlord may collect Rent from the assignee, sub-tenant or occupant and apply the net amount collected to the Rent required to be paid pursuant to this Lease, but no acceptance by the Landlord of any payments by a Transferee shall be deemed a waiver of this covenant, or the acceptance of the Transferee as Tenant, or a release of the Tenant from the further performance by the Tenant of the covenants or obligations on the part of the Tenant herein contained. Any document or consent evidencing such Transfer of this Lease if permitted or consented to by the Landlord shall be prepared by the Landlord or its solicitors, and all legal costs, with respect thereto shall be paid by the Tenant to the Landlord forthwith upon demand.

               If the Tenant wishes to effect a Transfer, the Tenant shall by notice to the Landlord request the Landlord to consent to such Transfer, which notice shall set forth full particulars of the proposed Transfer and shall be accompanied by a copy of the agreement of other document setting out the terms of the proposed Transfer. Following the receipt of such notice, the Landlord may request further reasonable information in connection with the proposed Transfer including, without limitation, information concerning the responsibility, reputation, financial standing and business of the proposed Transferee. The Tenant shall promptly furnish the Landlord with such requested information.

SECTION  9.02 SUBLET OF MINIMUM AREA

         The Tenant may:-

(A)      assign this Lease in whole or in part;

(B)      sublet the whole or any part of the Leased Premises; or

(C) suffer or permit the use or occupation of the whole or any part of the Leased Premises by any licensee, concessionaire or franchisee;

to a particular assignee, sub-tenant, licensee, concessionaire or franchisee for the use of the whole or any part of the Leased Premises, having a minimum area of eighteen thousand (18,000) square feet.

                                    ARTICLE X

                             INSURANCE AND INDEMNITY

SECTION  10.01 TENANT'S INSURANCE

               The Tenant shall during the Term of this Lease and during such other time as the Tenant occupies the Leased Premises or any part thereof, at its sole cost and expense, take out and keep in full force and effect the following insurance:-

(A) "all risks" insurance, including but not limited to loss, or damage caused by, or resulting from fire, lightning, theft, collapse, water damage, sprinkler leakage, earthquake, wind storm, and other additional perils defined in an Insurance Bureau of Canada (I.B.C.) approved "all risks" policy upon property of every description and kind owned by the Tenant, or for which the Tenant is legally liable, and which is located in, at or on the Leased Premises including, without limitation, trade fixtures and equipment, furniture, fittings and stock-in-trade, and Tenants Improvements, in an amount not less than the full replacements cost thereof;

(B) broad form boiler and machinery insurance on blanket repair and replacement basis with limits for each accident in an amount not less than the replacement cost of all leasehold improvements and of all boilers, pressure vessels, air-conditioning equipment and miscellaneous electrical apparatus owned or operated by the Tenant or by others other than the Landlord on behalf of the Tenant in the Leased Premises, or relating to or serving the Leased Premises;

(C) "all risks" Tenant's legal liability insurance for the actual cash value of the Leased Premises including loss of use thereon; and

(D) comprehensive general liability insurance including by not limited to personal injury liability, contractual liability, contingent employer's liability, non-owned automobile liability and owners' and contractors' protective insurance coverage with respect to the Leased Premises and the Tenant's use of any part thereof or of the Common Areas and facilities, including the activities, operations and completed operations and work conducted or performed by the Tenant, by any other person on behalf of the Tenant, by those for whom the Tenant is in law responsible and by any other person on the Leased Premises or of the Common Areas and Facilities; such policy or policies shall be written with inclusive limits of bodily injury, including death, and property damage of not less than $2,000,000.00 for any one occurrence and such higher limits as the Landlord may reasonably require from time to time; all such policy or policies shall contain a broad form property damage endorsement, shall have employees added as additional named insureds and shall be written on a blanket contractual (non-reporting basis);

(E)      plate glass insurance on all plate and other glass in the Leased
         Premises;

(F) any other form of insurance as the Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent landlord or tenant under similar circumstances would insure.

               Each of the foregoing policies of insurance shall name the Landlord and its mortgagee (s), if any, as additional named insureds as their interests may appear and shall contain: the Insurance Bureau of Canada (I.B.C.) approved standard mortgage clause as may be reasonably required by the Landlord's mortgagee (s); a waiver of any subrogation rights which the Tenant's insurers may have against the Landlord or those for whom the Landlord is in law responsible, if available; a severability of interests clause and a cross liability clause, if available; a waiver in favour of the Landlord and its mortgagee (s), if any, if available, of any breach of warranty clause to the effect that such insurance policy shall not be invalidated as respects their interests by reason of any breach or violation of any warranties, representations, declarations or conditions contained in such policy; and a clause, if available, stating that such insurance policy will be considered as primary insurance and shall not call into contribution any other insurance that may be available to the Landlord. Each of the foregoing policies of insurance shall be in a form reasonably satisfactory to the Landlord, shall be placed with Insurers licensed either individually or dually in the Province of Ontario or the Dominion of Canada (said Insurers to be reasonably satisfactory to the Landlord), and shall contain an undertaking by the insurer to notify the Landlord and its mortgagee (s), if any, in writing not less than thirty (30) days prior to any material change, cancellation or termination thereof. The Tenant shall deliver to the Landlord and its mortgagee (s), if any, certificates of such insurance, or, if requested by the Landlord or such mortgagee (s), a certified copy of each such policy of insurance.

SECTION  10.02 FAILURE TO INSURE

               If the Tenant fails to take out or to keep in force any such insurance referred to in Section 10.01 hereof, or should any such insurance not be approved by either the Landlord or the mortgagee, if any, and should the Tenant not rectify the situation within 72 hours after written notice thereof, the Landlord may, but shall not be obligated to, effect such insurance and the Tenant shall pay to the Landlord as Additional Rent forthwith on demand all premiums, costs, charges and expenses incurred by the Landlord in effecting such insurance.

SECTION 10.03 CANCELLATION OF INSURANCE

               If any insurance policy upon or in respect of the Leased Premises or any part thereof shall be cancelled or shall be threatened by the insurer to be cancelled or the coverage thereunder, or the limits of insurance, reduced in any way by reason of the use or occupation of the Leased Premises or any part thereof by the Tenant or by any assignee or sub-tenant of the Tenant or by anyone permitted by the Tenant to be upon the Leased Premises and if the Tenant fails to remedy the condition giving rise to the cancellation, threatened cancellation or reduction of coverage within 72 hours after notice thereof, the Landlord may, at its option, either (a) re-enter the Leased Premises forthwith by leaving upon the Leased Premises a notice in writing of its intention to do so and thereupon all of the Landlord's rights and remedies on re-entry contained in this Lease shall apply, or (b) enter upon the Leased Premises and remedy the condition giving rise to such cancellation, threatened cancellation or reduction, including removal of the offending article, and the Tenant shall forthwith pay as Additional Rent the cost thereof to the Landlord and the Landlord shall not be liable for any damage or injury caused to any property of the Tenant or of others located on the Leased Premises as a result of any such entry, and the Tenant agrees that any such entry by the Landlord is not a re-entry or a breach of any covenant for quiet enjoyment contained in this Lease.

SECTION  10.04 INCREASE OF INSURANCE RATES

               If the Tenant or its officers, directors, agents, servants, licensees, concessionaires, assignees or sub-tenants shall bring onto the Leased Premises or do or permit to be done or omit to do upon or about the Leased Premises anything that causes the rate of insurance to increase even though such use may be a permitted use hereunder the Tenant shall pay to the Landlord, as Additional Rent, forthwith upon demand the amount of such increase, or at the option of the Landlord, remove entirely the risk factors as identified by the Landlord's insurance underwriters which have necessitated an increased rate of insurance, or caused the Landlord's policy to be voided due to a material change in risk, use and occupancy as initially reported to the Landlord's insurers.

SECTION  10.05 LOSS OR DAMAGE

               Except for acts of negligence of the Landlord or those persons for whom, in law, the Landlord is responsible, the Landlord shall not be liable to the Tenant for any death or injury arising from or out of any occurrence in, upon, at or relating to the Leased Premises, or damage to property of the Tenant or of others located on the Leased Premises. Without limiting the generality of the foregoing, the Landlord shall not be liable for any death, injury, loss, damage of or to persons or property resulting from fire, explosion, steam, electricity, gas, water, sleet, snow, ice or leaks from any part of the Leased Premises or caused by windstorm, hail, impact by aircraft, or land vehicle, smoke, lightning, riot, vandalism, malicious acts, earthquake or from the pipes, sprinklers, appliances , plumbing works, roof, windows or sub-surface of any floor or ceiling of the Complex or from the Lands of from the street or from any other place or by any other cause whatsoever.

SECTION  10.06 INDEMNIFICATION OF LANDLORD

               Notwithstanding any other terms, covenants and conditions contained in this Lease, the Tenant shall indemnify the Landlord and save it harmless from and against any and all loss including loss of Rent payable by the Tenant pursuant to this Lease, claims, action, damages, liability and expenses in connection with loss of life, personal injury, damage to property or any other loss or injury whatsoever arising from or out of this Lease, or any occurrence in, upon or at the Leased Premises, or the occupancy or use by the Tenant of the Leased Premises or any part thereof, or occasioned wholly or in part by any negligent act or omission of the Tenant or of those for whom the Tenant is in law responsible. If the Landlord shall, without fault on it's part, be made a party to litigation commenced by or against the Tenant, then the Tenant shall protect, indemnify and hold the Landlord harmless and shall pay all costs, expenses and reasonable legal fees incurred or paid by the Landlord in connection with such litigation. The Tenant shall also pay all costs, expenses and legal fees that may be incurred or paid by the Landlord in enforcing the terms, covenants and conditions in this Lease, unless a court shall decide otherwise.

SECTION 10.07 INDEMNIFICATION OF TENANT

               Notwithstanding any other terms, covenants and conditions contained in this Lease, the Landlord shall indemnify the Tenant and save it harmless from and against any and all claims, action, damages, liability and expenses in connection with loss of life, personal injury, damage to property or any other loss or injury whatsoever arising from any occurrence in, upon or at the Leased Premises occasioned wholly or in part by a negligent act or omission of the Landlord or those for whom the Landlord is in law responsible. If the Tenant shall, without fault on its part, be made a party to litigation commenced by or against the Landlord in respect of a breach of a covenant contained herein on the part of the Landlord to be performed or observed then the Landlord shall protect, indemnify and hold the Tenant harmless and shall pay all costs, expenses and reasonable legal fees incurred or paid by the Tenant in connection with such litigation. Provided that the Landlord shall have a reasonable period of time to carry out any maintenance, repair or replacement provided for under any provision of this Lease.

SECTION 10.08 LANDLORD'S INSURANCE

               The Landlord shall effect and maintain throughout the Term the Following insurance:-

(A) insurance on the Complex excluding any property which the Tenant and other tenants are obliged to insure pursuant to section 10.01 or similar provisions in their respective leases in such form, such amounts and with such deductions as would be carried by a prudent owner of similar premises;

(B) comprehensive general liability insurance against claims for death, personal injury and property damage with respect to the Landlord's operations in the Complex in such reasonable amounts with such reasonable deductions as would be carried by a prudent owner of reasonably similar buildings;

(C) rental income insurance where such loss is attributable to all perils insured against by the Landlord and commonly insured against by prudent Landlords; and

(D) such other form or forms of insurance as the Landlord or mortgagee may require.

               Notwithstanding any contribution by the Tenant to the Landlord for insurance premiums as may be provided in this Lease, no insurable interest is conferred upon the Tenant under policies carried by the Landlord and the Tenant shall have no right to receive any proceeds of insurance policies carried by the Landlord. No contribution by the Tenant shall be deemed or construed as an automatic waiver of subrogation by the Landlord against the Tenant. Further, the Landlord shall in no way be accountable to the Tenant regarding the use of any insurance proceeds arising from any claim and the Landlord shall not be obliged to account for such proceeds.

                                   ARTICLE XI

                             DAMAGE AND DESTRUCTION

SECTION 11.01 DESTRUCTION OF LEASED PREMISES

               If the Leased Premises are at any time damaged or destroyed as a result of any casualty required to be insured against by the Landlord pursuant to Section 10.07, or otherwise insured against by the Landlord and not caused by the Tenant and in the further event that this Lease has not been terminated as hereinafter provided, the Landlord shall with reasonable diligence repair the Leased Premises save and except repairs to Leasehold Improvements with respect to which the Tenant is obliged to insure pursuant to Section 10.01, which repair shall be the responsibility of the Tenant and (a) if the damage or destruction is such as to render the Leased Premises wholly unfit for occupancy, Basic Rent shall abate from the date of the occurrence thereof until the completion of repairs to the Leased Premises by the Landlord or (b) if the damage or destruction is such that the Leased Premises can be partially used by the

Tenant, Basic Rent shall abate in the proportion that the part of the Leased Premises which cannot be used or occupied bears to the whole of the Leased Premises from the date of the occurrence of the damage until the completion of repairs to the Leased Premises by the Landlord.

               Provided that in the event the Leased Premises are damaged or destroyed to such an extent that, in the opinion of the Landlord's architect or engineer, the same shall not be capable with due diligence of being repaired, restored or rebuilt within one hundred and twenty (120) days from the date of such damage or destruction, the Landlord or the Tenant may at its option terminate this Lease by giving to the other within fifteen (15) days after the receipt of such architect or engineer's opinions a notice of termination and the Tenant shall thereupon immediately surrender the Leased Premises and its Lease to the Landlord and Rent shall be apportioned and paid to the date of such damage or destruction.

               Notwithstanding the foregoing if more than 50% of the Complex has been destroyed by any cause whether or not the Leased Premises are damaged or destroyed then the Landlord or the Tenant may, upon written notice to be given to the other of them, within fifteen (15) days of such destruction, terminate the Lease, and the Tenant shall immediately surrender the Leased Premises and this Lease to the Landlord and Rent shall be apportioned to the date of such damage or destruction.

SECTION 11.02 NOTICE BY THE TENANT

               The Tenant shall give immediate notice to the Landlord of any fire, accident or defect in the Leased Premises, the Complex or anything connected therewith, but unless otherwise expressly provided herein there shall be no obligation of the part of the Landlord to repair or make good any such matters.

SECTION 11.03 WHERE NO INSURANCE PROCEEDS

               Notwithstanding the provisions of Section 11.01 hereof, in the event of damage or destruction occurring by reason of any cause in respect of which there are no proceeds or insurance, or no proceeds or insurance substantially sufficient to pay for the costs of rebuilding or making fit the Complex or the Leased Premises, or no proceeds of insurance payable to or received by the Landlord, or in the event that any mortgagee or other person entitled thereto shall not consent to the payment to the Landlord of the proceeds of any insurance policy for such purpose, the Landlord or the Tenant may terminate this Lease on fifteen (15) days written notice to the other of them and the Tenant shall surrender the Leased Premises to the Landlord on the 15th day after such written notice and Rent shall be apportioned to the date of such surrender.

                                   ARTICLE XII

                                DEFAULT OF TENANT

SECTION  12.01 RIGHT TO RE-ENTER

               If and whenever:-

(A) the Tenant fails to pay Rent or other sums due hereunder or any part thereof on the 10th day following the day after receipt of notice of default; or

(B) the Tenant fails to keep, observe or perform any other of the terms, conditions, covenants and agreements herein contained on the part of the Tenant to be kept, observed or performed for thirty (30) days after receipt of notice in writing of such failure has been given to the Tenant and such failure has not been cured provided that if such failure is not capable of being cured within such thirty (30) day period, but the Tenant has commenced and is diligently pursuing the cure of such failure, then, the Tenant shall have such longer time to cure such failure as is reasonable; or

(C) the Tenant becomes bankrupt or insolvent or takes the benefit of any act now or hereafter in force for bankrupt or insolvent debtors or files any proposal or makes any assignment for the benefit of creditors; or

(D)      a receiving order is made against the Tenant; or

(E) a receiver or a receiver and manager is appointed for all or a portion of the property of the Tenant; or

(F) any steps are taken or any action or proceedings are instituted by the Tenant or by any other party including, without limitation, any court or governmental body of competent jurisdiction for the dissolution, winding up or liquidation of the Tenant or its assets; or

(G) the Tenant makes a sale in bulk other than a bulk sale made to a Transferee pursuant to a permitted Transfer hereunder and pursuant to the Bulk sales Act of Ontario; or

(H) the Tenant assigns or encumbers the whole or any part of this Lease or sublets or suffers or permits the use or occupation by anyone of the whole or any part of the Leased Premises except in the manner permitted by this Lease; or

(I) the Term hereby granted or any of the Tenant's assets shall be taken in execution or in attachment or if a writ of execution shall issue against the Tenant and not be satisfied within thirty (30) days; or

(J)      re-entry is permitted under any other terms of this Lease;

         then and in any of such cases, at the option of the Landlord, the full amount of the current month's Rent and Additional Rent and the next ensuing three (3) months' Basic Rent and Additional Rent shall immediately become due and payable and the Landlord may immediately distrain for the same, together with any arrears then unpaid, and the Landlord shall have, in addition to any other rights or remedies of the Landlord pursuant to this Lease or at law or in equity, the immediate right to re-enter into and upon and take possession of the Leased Premises or any part thereof in the name of the whole and have again, re-possess and enjoy the Leased Premises in its former estate, and to expel all persons from the Leased Premises and to remove and store all property in a public warehouse or elsewhere at the cost and for the account of the Tenant, all without service of notice or resort to legal process and without the Landlord becoming liable for any loss or damage which may be occasioned thereby.

SECTION 12.02 RIGHT TO RE-LET

               If and whenever the Landlord shall be entitled to re-enter, the Landlord may from time to time without terminating this Lease enter the Leased Premises as the agent of the Tenant either by force or otherwise, without being liable for any prosecution therefor, and make such alterations and repairs as are necessary in order to re-let the Leased Premises or any part thereof for such term or terms which may extend beyond the then current initial Term or extension period and at such Rent and upon such other terms, covenants and conditions as the Landlord in its sole discretion considers advisable. Upon each such reletting all Rent received by the Landlord from such reletting shall be applied, firstly to the payment of any indebtedness other than Rent due hereunder from the Tenant to the Landlord, secondly, to the payment of any costs and expenses of such reletting including brokerage fees and solicitors' fees and the cost of alterations and repairs, thirdly, to the payment of Rent due hereunder, and to residue, if any, shall be held by the Landlord and applied in payment of future Rent as the same become due and payable hereunder and the Landlord shall not be accountable for any monies except those actually received notwithstanding any act, neglect, omission or default of the Landlord unless such non-receipt results from the negligence of the Landlord or those for whom it is in law responsible. No such entry in the Leased Premises by the Landlord shall be construed as an election of its part to terminate this Lease unless a written notice of termination is given to the Tenant. Notwithstanding any such re-letting without termination,, the Landlord may at any time thereafter terminate this Lease for such previous breach by written notice of termination given to the Tenant.

SECTION 12.03 WAIVER OF EXEMPTION FROM DISTRESS

               The Tenant hereby waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress, and covenants and agrees that notwithstanding any such statute none of the goods and chattels of the Tenant on the Leased Premises at any time during the Term or any extension or renewal thereof shall be exempt from levy by distress for Rent and/or accelerated Rent in arrears, and that upon any claim being made for such exemption by the Tenant or on distress being made by the Landlord, this Lease may be pleaded as an estoppel against the Tenant in any action brought to test the right to the levying upon any such goods or chattels as are named as exempted in any such statute.

SECTION 12.04 PARTIES MAY CURE DEFAULT

               If the Tenant is in default of any obligation or covenant under this Lease, the Landlord shall have the right at all times to remedy or attempt to remedy any such default by the Tenant, and in so doing may make any payments due by the Tenant to third parties and may enter upon the Leased Premises to do any work or other things therein, and in each such event all expenses of the Landlord in remedying or attempting to remedy such default shall be payable as Additional Rent by the Tenant to the Landlord forthwith upon demand, and the Landlord shall not be liable for any loss or damage to the Tenant's property or business caused by the reasonable acts of the Landlord in remedying or attempting to remedy any such default, and the Tenant agrees that any such entry by the Landlord is not a re-entry or a breach of any covenant for quiet enjoyment contained in this Lease.

               If the Landlord is in default of any material obligation or covenant under this Lease for a period of twenty (20) days after written notice from the Tenant, the Tenant shall have the right at all times to remedy such default by the Landlord,and the expenses thereof shall be claimable by the Tenant from the Landlord and the Tenant shall not be liable for any loss or damage to the Landlord's property or business caused by the reasonable acts of the Tenant in remedying any such default.

SECTION 12.05 NO WAIVER OF BREACH

               No condoning, excusing or overlooking by the Landlord of any default, breach or non-observance by the Tenant at any time or times in respect of any covenants, provisos or conditions herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance, or so as to defeat or affect such continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by the Landlord save only an express waiver in writing.

SECTION 12.06 REMEDIES CUMULATIVE

               No reference to, nor exercise of, any specific right or remedy by the Landlord shall prejudice or preclude the Landlord from any other remedy in respect thereof, whether allowed at law or in equity unless expressly provided for herein. No such remedy shall be exclusive or dependent upon any other such remedy, but the Landlord may from time to time exercise any one or more of such remedies independently or in combination.

SECTION 12.07 ACCORD AND SATISFACTION

               No payment by the Tenant or receipt by the Landlord of a lesser amount than the monthly Basic Rent and any Additional Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Basic Rent or Additional Rent or both, nor shall any endorsement or statement on any cheque or any letter accompanying any cheque for or on account of payment of Basic Rent or Additional Rent be deemed an accord and satisfaction, and the Landlord may accept such cheque or payment without prejudice to the Landlord's right to recover the balance of such Basic Rent or Additional Rent or pursue any other remedy in this Lease provided.

SECTION 12.08 LANDLORD'S EXPENSES

               In any of the events referred to in section 12.01 hereof, the Tenant shall pay and indemnify the Landlord against all costs, expenses including reasonable legal fees on a solicitor-client basis and charges lawfully and reasonably incurred in enforcing payments of Rent or other sums due hereunder, or in obtaining possession of the Leased Premises after default of the Tenant or upon expiration or earlier termination of the Term, or in enforcing any covenant, proviso or agreement of the Tenant herein contained. All Rent in arrears and all sums paid by the Landlord for expenses incurred which should have been paid by the Tenant shall bear interest from the date payment was due, or made, or expense incurred at a rate of twelve per cent (12%) per annum until paid.

                                  ARTICLE X111

                          SALE OR MORTGAGE BY LANDLORD

SECTION 13.01 CONVEYANCE BY LANDLORD

               In case the Landlord shall convey or otherwise dispose of the Leased Premises or the Complex or any part thereof to a purchaser or assignee who shall agree to assume the obligations of the Landlord herein, all liabilities and obligations on the part of the Landlord accruing after such conveyance or disposal shall terminate upon such conveyance or disposal and thereupon all such liabilities and obligations shall be binding only upon the Landlord's successors and assigns as the case may be.

SECTION 13.02 SUBORDINATION

               The Tenant covenants and agrees with the Landlord that this Lease is and all of the rights of the Tenant hereunder are subject and subordinate to the rights of any mortgagee and at any time and from time to time at the request of the Landlord or a mortgagee the Tenant shall promptly execute and deliver any instrument or further assurance reasonably required to:-

(A) postpone and subordinate this Lease to such mortgagee to the intent and effect that this Lease and all rights of the Tenant hereunder shall be subject to the rights of such mortgagee as though the same existed prior to the making of this Lease; and

(B) attorn to the mortgagee and become bound to the mortgagee as Tenant of the Leased Premises for the then unexpired residue of the Initial Term or extension period as the case may be and upon the conditions herein contained.

               The Tenant shall not be required to subordinate the Lease unless the mortgagee executes a non-disturbance agreement in favour of the Tenant, such agreement to be in form acceptable to the Tenant and the mortgagee acting reasonably.

                  Landlord shall obtain a non-disturbance agreement from any existing and future mortgagee in a reasonably acceptable form to Tenant and mortgagee.

SECTION 13.03 ESTOPPEL CERTIFICATE

               Whenever requested by the Landlord the Tenant shall promptly, and in any event within ten (10) days execute and deliver a certificate in form satisfactory to the Landlord, in favour of any actual or prospective purchaser or mortgagee of the Landlord's interest, certifying as to the status and validity of this Lease and the state of the rental account hereunder and such other information as may reasonably be required, all with the intent that any such certificate may be relied upon by the party to whom it is addressed.

SECTION 13.04 TENANT NOT TO CREATE ENCUMBRANCES

               The Tenant shall not create or permit or allow any mortgage, charge or other encumbrance of its leasehold interest under this Lease and its interest in the Leased Premises unless the prior written consent of the Landlord has been obtained which consent, in the absolute discretion of the Landlord, may be unreasonably withheld or granted on such terms and conditions as the Landlord may see fit.

                                   ARTICLE XIV

                                     ACCESS

SECTION 14.01 RIGHT OF ENTRY

               The Landlord and its agents shall have the right at all reasonable times during the continuance of this Lease to enter upon the Leased Premises to show then to prospective purchasers and mortgagees on 24 hours prior written notice and, in addition the Landlord and its agent shall have the right at all reasonable times during the six (6) months prior to the termination of this Lease, on 24 hours prior written notice to enter upon the Leased Premises to show them to prospective tenants. The Landlord shall also be permitted at any time and from time to time to enter and to have its authorized agents, employees and contractors enter the Leased Premises for the purpose of inspection, maintenance, performing of janitorial services including heater ducts and access panels which the Tenant agrees not to obstruct and the Tenant shall provide free and unhampered access for the purpose and shall not be entitled to compensation for any inconvenience, nuisance or discomfort caused thereby. If the Tenant is not personally present to open and permit an entry into the Leased Premises, at any time, when for any reason an entry therein is necessary or permissible, the Landlord or its agents may forcibly, at the Landlord's expense, enter the same, without in any manner affecting the obligations or covenants of this Lease. Nothing herein contained, however, is deemed or construed to impose upon the Landlord any obligation, responsibility or liability whatsoever for the care, maintenance or repair of the Leased Premises, or any part thereof, except as otherwise herein specifically provided. The Tenant agrees that any entry by the Landlord upon the Leased Premises in accordance with this Section is not a re-entry or a breach of any covenant for quiet enjoyment contained in this Lease.

SECTION 14.02 SALE AND RENTAL NOTICES

               The Landlord shall have the right at all times during the continuance of this Lease to place upon the Leased Premises a notice of reasonable dimensions and reasonably placed so as not to interfere with the business of the Tenant stating that the Complex is for sale, and, in addition, the Landlord shall have the right at all times during the six (6) months prior to the termination of this Lease to place upon the Leased Premises a similar notice that the Leased Premises are for rent and the Tenant will not remove any such notice or knowingly permit the same to be removed.

                                   ARTICLE XV

                                  COMMON AREAS

SECTION 15.01 CONTROL OF COMPLEX BY THE LANDLORD

               The Landlord shall operate and maintain the Complex in a reasonably commercial standard as is the custom in the city of Cornwall. It is acknowledged and agreed that the Complex and the Common Areas and Facilities are at all times subject to the exclusive control and management of the Landlord.

SECTION 15.02 RULES AND REGULATIONS

               The Tenant acknowledges and agrees that the Landlord shall have the right to promulgate reasonable rules and regulations not inconsistent with the terms of this Lease to regulate the use of the Common Areas and Facilities including, without limiting the generality of the foregoing, the regulation of parking in any parking areas, provided the Tenant is given prior written notice of such rules. The Tenant agrees that such rules and regulations shall form a part of this Lease and shall be binding upon the Tenant provided that nothing herein contained shall require or be deemed to require the Landlord to promulgate any such rules or regulations or to regulate in any manner whatsoever the use of the Common Areas and Facilities, and parking area and facilities.

SECTION 15.03 USE OF COMMON AREAS

               The Tenant, its employees, invitees and customers and persons doing business with the Tenant shall have the right, in common, with others entitled thereto from time to time to use the driveways, walkways, lawns if any, ramps and other Common Area and Facilities as may be from time to time designated by the Landlord for the use of or benefit of such persons for the purpose of ingress to and egress from the Leased Premises. The Tenant shall not block or in any manner hinder the Landlord or other tenants or persons claiming through or under them utilizing the Common Areas and Facilities. The Landlord reserves the right to restrict the use of or close any parking areas or any other portion of the Common Areas and Facilities to prevent the acquisition of prescriptive rights by any party or parties. Notwithstanding the foregoing the Tenant shall at all times have access for itself and is customers both to Vincent Massey Drive.

SECTION 15.04 ALTERATIONS TO THE COMMON AREAS

               Notwithstanding anything to the contrary contained herein, the Landlord shall have the right to make such changes and improvements or alterations as the Landlord may from time to time, in its absolute discretion, determine in respect of the Common Areas and Facilities or any part thereof including but not limited to the walkways, parking areas, driveways and all other erections thereon including the right to change the size thereof, erect buildings thereon or sell or lease parts thereof,so long as the Leased Premises and its number of parking spaces are not interfered with or reduced in size.

                                   ARTICLE XVI

                                  MISCELLANEOUS

SECTION 16.01 NET LEASE

               The Tenant acknowledges and agrees that this Lease shall, except as otherwise provided for herein, be a net Lease for the Landlord and that the Tenant shall pay for its own account and to the complete exoneration of the Landlord all costs, expenses, charges or outlays of any kind arising from, relating to or affecting the Leased Premises except all amounts specifically payable by the Landlord or recoverable from third parties pursuant to the terms thereof, any payments of principal and interest to be made under any mortgage placed or assumed by the Landlord and the payment of the Landlord's income taxes, capital taxes or corporation taxes, unless such income, capital or corporation taxes have been imposed in lieu of or substitution for Taxes.

SECTION 16.02 SIGNS

               The Tenant, shall have the right to install a sign or signs upon the exterior of the Leased Premises subject to compliance with municipal by-laws and subject to the prior written consent of the Landlord, which consent shall not be unreasonably or arbitrarily withheld or delayed. Upon completion of the Term or any earlier termination thereof, at the request of the Landlord, the Tenant agrees to remove any sign which has been installed, erected or displayed in or about the Leased Premises. Such removal will be at the cost of the Tenant. Failure of the Tenant to remove same at the request of the Landlord shall entitle the Landlord to remove such sign at the cost of the Tenant, and the Tenant shall pay such cost together with an additional administrative charge of five percent (5%) to the Landlord as Additional Rent. The Tenant, subject to the availability of space and to the prior approval of the Landlord which consent shall not be unreasonably or arbitrarily withheld or delayed as to terms and conditions, may display its signage on the existing pylon sign at the Complex.

SECTION 16.03 FORCE MAJEURE

               If any party hereto is bona-fide delayed or hindered in or prevented from the performance of any provisions of this Lease by causes beyond its reasonable control but not including any lack of funds or other financial cause of delay, then the performance of the provision of this Lease so delayed, hindered or prevented shall be excused for the period during which such performance is rendered impossible and the time for such performance shall be extended accordingly; provided, however, that nothing herein contained shall operate in any way to excuse the Tenant from the prompt payment of Rent or any other payments required by this Lease.

SECTION 16.04 BINDING EFFECT

               In the event of a sale, transfer or lease by the Landlord of the Complex or assignment by the Landlord of this Lease or any interest of the Landlord's hereunder, and to the extent that such purchaser, transferee, lessee or assignee has become bound by the covenants and obligations of the Landlord hereunder, the Landlord shall, thereupon and without further agreement, be freed, released and relieved of all liability upon such covenants and obligations.

               Subject to the foregoing and to the provisions of this Lease respecting assignment by the Tenant, this Lease shall be binding upon and shall enure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

SECTION 16.05 CONSTRUCTION

               Each obligation or agreement of the Landlord or the Tenant expressed in this Lease, even though not expressed as a covenant, is considered to be a covenant for all purposes. The words "hereinafter", "hereof", "hereby", "hereunder", "hereto", "hereinafter" and similar expressions refer to this Lease and not to any particular article, section, paragraph or other portion thereof, unless there is something in the subject matter or context inconsistent therewith. Any reference to "Tenant" includes, where the context allow, the servants, employees, agents, invitees and licensees of the Tenant and anyone permitted to be in the Complex or on the Lands by the Tenant, and all others over whom the Tenant may reasonably be expected to exercise control. All rights and privileges of the Landlord in this Lease may be exercised by the Landlord and its duly authorized representatives. Wherever the singular number or a gender is used in this Lease the same shall be construed as including the plural and the masculine, feminine and neuter respectively where the fact or context so requires.

SECTION 16.06 CAPTIONS

               The captions or headings introducing articles or sections of this Lease are for convenience of reference only and in no way define, limit, construe or describe the scope or intent of such articles or sections of this Lease nor in any way affect the interpretation of this Lease.

SECTION 16.07 SEVERABILITY

               If any term, provision, covenant, or condition of this Lease or its application to any person or circumstance is held to be or rendered invalid, unenforceable or illegal, then such term, provision, covenant or condition shall be considered separate and severable from the remainder of this Lease, shall not affect, impair or invalidate the remainder of this Lease, and to the fullest extent permitted by law shall continue to be applicable to and enforceable against any person or circumstance other than those as to which it has been held or rendered invalid, unenforceable or illegal.

SECTION 16.08 ENTIRE AGREEMENT

               This Lease and the schedules and riders, if any, attached hereto and forming a part hereof, constitute the entire agreement between the Landlord and Tenant and, except as herein otherwise expressly provided, may be amended only by an agreement in writing signed by them. Neither the Landlord nor the Tenant shall be bound by any representations, warranties, promises, agreements or inducements not embodied or referred to in this Lease and, in particular but without limitation, no warranties of the Landlord are to be implied unless expressed specifically in this Lease.

SECTION 16.09 REGISTRATION

               The Tenant shall not register this Lease without the prior written consent of the Landlord. In lieu of giving consent, the Landlord shall execute, at the request and expense of the Tenant, a Notice of Lease in a form reasonably satisfactory to the Landlord for the purposes of registration, which shall suffice to give notice of this Lease and the Tenant's interest in the Leased Premises without disclosure of any of the terms of this Lease which the Landlord does not wish to have disclosed.

SECTION 16.10 NOTICES

               Any notice required or contemplated by any provision of this Lease shall be in writing and shall be given by personal service, telecopier or by fax, or by mailing by registered mail, with postage thereon fully prepaid, in a sealed envelope, to be addressed to each party at the following address:

               To the Tenant at:

                           the Leased Premises

               To the Landlord at:

                           649 Second Street East
                           Cornwall, Ontario
                           K6H 1Z7

                           Fax 1-613-938-3295

               To the Guarantor at:

                           237 22nd Street
                           Greeley, Colorado
                           USA  80631

                           Fax 1-303-388-9970

               Either party may, by notice in writing advise of a new address for notice, which shall then be used by the party to whom it is addressed.

               Any such notice delivered personally or by telecopier or by fax in accordance herewith shall be deemed to have been received by and given to the addressee on the day of delivery or transmission. Any notice mailed as aforesaid shall be deemed to have been received by and given to the addressee on the third business day following the date of mailing, provided that for such purposes no day during which there shall be a strike or other occurrence which shall interfere with normal mail service shall be considered a business day. If at any time during the Term or any extention or renewal thereof the Tenant or the Guarantor do not provide a current fax number to the Landlord, the parties agree that the Landlord shall be entitled to give any notice required or contemplated by any provision of this Lease to be given to the Tenant and/or to the Guarantor by delivery thereof at the Leased Premises.

SECTION 16.11 GOVERNING LAW

               This Lease shall be construed in accordance with and governed by the laws of the laws of the Province of Ontario.

SECTION 16.12 TIME

               Time is of the essence of this Lease and of every part thereof.

SECTION 16.13 PLANNING ACT

               This Lease is entered into subject to the conditions and provisions of the Planning Act, R.S.O. Chpt.P.13 as amended.

SECTION 16.14 GOODS AND SERVICES TAX

               In addition to the Rent, Additional Rent and any other amounts to be paid by the Tenant to the Landlord under any provisions of this Lease, the Tenant shall pay to the Landlord (acting as agent for the taxing authority if applicable) or directly to the taxing authority (if required by the applicable legislation) in a manner specified by the Landlord, the full amount of all Goods and Services taxes, Sales Taxes, or taxes of like effect whether value added taxes, multi-stage taxes, business transfer taxes and other taxes imposed on the Tenant in respect of the amounts payable by the Tenant under this Lease (collectively and individually in this paragraph referred to as G.S.T.).

SECTION 16.15 PARKING

               The Tenant shall be entitled to the non-exclusive use of those portions of the existing parking lot in the Complex as outlined in yellow on Schedule "B". The Landlord covenants that such areas shall comprise a minimum of three hundred seventy-three (373) parking spaces after the parking lot in the Complex as outlined in yellow on Schedule "B" is reconfigured. The reconfiguration of the parking lot shall be carried out by the Landlord, according to a reconfiguration plan agreed upon by the Tenant and Landlord. The reasonable costs of such reconfiguration incurred by the Landlord shall constitute Costs of Operation of the Complex. The Tenant covenants that it shall use its reasonable efforts to not allow its employees to park their vehicles in parking ares of the Complex other than the area outlined in yellow on Schedule "B". The Landlord agrees that throughout the Term and renewal or extention thereof, no charges shall be levied for the use of the parking areas (other than the Tenant's proportionate share of the Costs of Operation, Taxes and other Additional Rent applicable to such areas).

SECTION 16.16 HOURS OF OPERATION.

               The Tenant may conduct its business operations twenty four (24) hours per day seven (7) days a week; provided however that this shall not be construed as a continuous operation covenant on the part of the Tenant.

SECTION 16.17 RIGHT OF RELOCATION

               The Landlord shall not have the right to relocate the Leased Premises during the Term of the Lease or any renewal or extention thereof.

SECTION 16.18 BACK UP POWER

               The Tenant shall have the right to install an emergency diesel generator in an exterior location mutually agreed upon by the Landlord and the Tenant. The Tenant shall be responsible for all costs in connection with such installation; provided however that the Landlord shall not charge the Tenant any Basic Rent for the area of the Complex occupied by the generator. The generator shall remain the property of the Tenant at the expiration or other termination of this Lease.

SECTION 16.19 COUNTERPART SIGNATURES

               This Agreement may be executed in counterparts each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

SECTION 16.20 AUTHENTICITY OF FACSIMILE SIGNATURES

               This Agreement may be executed and sent by a party to the other parties by way of facsimile transmission and such facsimile transmission may be relied upon by the other parties as if the facsimile transmission was an original duly signed by the sending party.

                                  ARTICLE XVII

                                 QUIET ENJOYMENT

SECTION 17.01 QUIET ENJOYMENT

               The Landlord covenants with the Tenant for quiet enjoyment; provided, however, that nothing contained in this covenant, or otherwise in this Lease, shall be construed as a warranty by the Landlord to the Tenant as against any adverse claims, encumbrances or defects in title to the Leased Premises existing before the Landlord acquired title, or asserted by persons claiming by, from or under any predecessor in title to the Landlord.

                                  ARTICLE XVIII

                                  EXPROPRIATION

SECTION 18.01 EXPROPRIATION

               If the whole or any part of the Complex or the Lands shall be taken or expropriated during the Term or any extension or renewal thereof, neither the Landlord nor the Tenant shall have a claim against the other for the shortening of the Term or potential term of this Lease, the abatement of Rent or the reduction or alteration of the Leased Premises and the Landlord and Tenant may each exercise fully all rights, remedies and claims for compensation which each may have under the applicable expropriation legislation and this Lease shall not terminate nor Rent abate except to the extent that the applicable expropriation legislation may mandatorily require.

SECTION 18.02 RECONSTRUCTION

               If as a result of any partial expropriation or taking of the Complex or the Lands it becomes necessary to reconstruct or alter so much of the Complex in order that the remaining portions thereof may be used and operated as a practical and economic unit, then the provisions of Article XI shall apply to such reconstruction or alteration.

SECTION 18.03 CLAIMS FOR COMPENSATION

               The Landlord and the Tenant shall inform each other fully of the claims for compensation made by each of them in the event of any expropriation and shall not claim compensation on any basis inconsistent with this Lease and shall afford reasonable co-operation to each other in the prosecution of any proper separate claims.

                                   ARTICLE XIX

                                 OPTION TO RENEW

SECTION 19.01 OPTION TO RENEW

               The Tenant, provided it is not in default hereunder, shall have the option to renew the term of this Lease for two further terms of five (5) years each, providing the Tenant gives at least six (6) months and not more than nine (9) months prior to the expiration of the current Term, or the first renewed term, as the case may be, written notice of its intention to renew to the Landlord. The first renewed term shall be subject to the same covenants, terms and conditions as contained herein, save and except for the annual Basic Rent, which shall be six dollars and fifty cents ($6.50) per square foot.

               The second renewed term shall be subject to the same covenants, terms and conditions as contained herein, save and except for the annual Basic Rent, which shall be seven dollars ($7.00) per square foot.

               The Tenant shall have no further right of renewal.

                                   ARTICLE XX

                                    GUARANTEE

SECTION 20.01 GUARANTEE

               In order to induce the Landlord to enter into the foregoing Lease and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the Guarantor hereby covenants with and in favour of the Landlord as follows:-

               The Guarantor hereby agrees with the Landlord that at all times during the Term and any extension or renewal thereof only subject to the provisions of this Lease the Guarantor will:-

(A) make the due and punctual payment of all Basic Rent, Additional Rent, monies, charges, and other amounts of any kind whatsoever payable under the Lease by the Tenant whether to the Landlord or otherwise;

(B) effect prompt and complete performance of all and singular the terms, covenants, conditions, agreements and provisions in the Lease contained on the part of the Tenant to be kept, observed and performed; and

(C) indemnify and save harmless the Landlord from any and all losses, costs, damages or expenses arising out of any failure by the Tenant to pay the aforesaid Basic Rent, Additional Rent, money, charges or other amounts due under the Lease or resulting from any failure by the Tenant to observe or perform any of the terms, covenants, conditions, agreements and provisions contained in this Lease.

               This guarantee is absolute and unconditional and the obligations of the Guarantor shall not be released discharged, mitigated, impaired or affected by:-

(D) any extensions of time. indulgences or modifications which the Landlord extends to or makes with the Tenant in respect of the performance of any of the obligations of the Tenant under the Lease;

(E) any waiver by the Landlord or failure of the Landlord to enforce any of the terms, covenants, conditions, agreements and provisions with the Tenant under this Lease;

(F) any assignment of the Lease by the Tenant or by any trustee, receiver or liquidator, provided the terms of this Lease are not amended;

(G) any consent which the Landlord gives to any such assignment or subletting;

(H) any amendment to the Lease or any waiver by the Tenant of any of its rights under the Lease; or

(I)      the expiration of the Term or any extension or renewal term.

               The Guarantor hereby expressly waives notice of non-payment, non-performance or non-observance on the part of the Tenant of the terms, covenants, conditions, agreements and obligations contained in the Lease.

               In the event of a default under the Lease or under this guarantee, the Guarantor waives any right to require the Landlord to :-

(J) proceed against the Tenant or pursue any rights or remedies against the Tenant with respect to the Lease;

(K) proceed against or exhaust any security of the Tenant held by the Landlord; or

(L)      pursue any other remedy whatsoever in the Landlord's power.

               No modification of this guarantee shall be effective unless the same is in writing and is executed by both the Guarantor and the Landlord.

               The Guarantor shall, without limiting the generality of the foregoing, be bound by this guarantee in the same manner as though he was the Tenant named in the Lease.

               If there is more than one Guarantor named in the Lease herein the obligations of each and every one of such Guarantors shall be joint and several.

IN WITNESS WHEREOF the parties hereto have executed this Lease.

                                      OGT HOLDINGS LTD.

                                      /s/ Icaro Olivieri
                                      -----------------------------------------
                                      Per: Icaro Olivieri

                                      I have authority to bind the Corporation

                                      STARTEK CANADA SERVICES, LTD.

                                      /s/ E. Preston Sumner, Jr.
                                      -----------------------------------------
                                      Per: E. Preston Sumner, Jr.


                                      -----------------------------------------
                                      Per:

                                      I have authority to bind the Corporation

                                      STARTEK USA, INC.


                                      /s/ E. Preston Sumner, Jr.
                                      -----------------------------------------
                                      Per:


                                      -----------------------------------------
                                      Per:


                                      We have authority to bind the Corporation

                                  SCHEDULE "A"


LEGAL DESCRIPTION


FIRSTLY:

Part of Lot 13, Concession 2, parts of Demontigny Street, parts of Lots 13, 16, 17, 18 , 19, 20, 21, 22, and all of Lots 14 and 15, Plan 197, City of Cornwall, County of Stormont and shown as Parts 1, 2, 4 and 5 on Plan of Reference No. 52R-2516 registered in the Registry Office of the Registry Division of Stormont (No. S2).

SUBJECT TO an easement over Part 2 on Plan 52R-2616

TOGETHER WITH a right to the Transferee its successors and assigns over Part 3 on Plan 52R-2616.

SECONDLY:

Part of Lot 13, Second Concession, City of Cornwall, County of Stormont, more particularly described as follows:

PREMISING that the bearing hereinafter mentioned are astronomic, and are referred to the meridian through the International Boundary Monument No. 11, Cornwall Township;

COMMENCING at a standard iron bar planted in the southern limit of Vincent Massey Drive as shown in instrument No. 1126 for the Township of Cornwall, on File in the Registry Office for the said County, distant 488.61 feet measured westerly thereon from the western limit of Demontigny Street as shown on Registered Plan No. 157 on file in the said Registry Office;

THENCE south 34 degrees 33 minutes 15 seconds west, a distance of 254.14 feet to an iron bar;

THENCE easterly, along the said southern limit of Vincent Massey Drive, being a circular curve to the right having a radius of 2, 814.79 feet, the chord of which had a length of 349.77 feet measured on bearing of south 73 degrees 21 minutes 17 seconds east, a distance of 350 feet (arc measurement) to the point of commencement,

Which said parcel contains by admeasurement 1,000 acres, be the same, more or less, as is shown outlined in red on the Plan of Survey signed by L.P. Stidwell, O.L.S., dated December 21, 1996, attached to Instrument No. 46115.

                                  Schedule "B"

                                  SITE-PLAN OF
                          PART OF LOT 13, CONCESSION 2
                            PART OF DEMONTIGNY STREET
            LOTS 14 AND 15, AND PART OF LOTS 13, 16 TO 22 (INCLUSIVE)
                             REGISTERED PLAN No. 157
                     (FORMERLY IN THE TOWNSHIP OF CORNWALL)
                                CITY OF CORNWALL
                               COUNTY OF STORMONT

                                   - GRAPHIC -

                   Surveyors Geographical Map of Lot Location

                                  SCHEDULE "C"
                               NON-PERMITTED USES
                             SEAWAY SHOPPING CENTER

1.       operating a Flea Market

2.       the sale of Pet food and/or pet supplies

3.       operating a pinball or video arcade

4.       that would tend to attract illegal traffic or narcotic drugs

5.       involving nudity or partial nudity

6.       operating a supermarket

7. the sale at retail of milk, bread, canned goods, groceries, fresh or frozen fruits or vegetables, fresh, frozen and packaged meats, ice cream in containers or other diary products

8.       a movie theatre or cinema or bowling alley

9.       a Department store

10. a junior department store of any operation similar to a Bi Way operation on the commencement date of the Bi Way lease with respect to merchandise, quality, and more display

11.      operating a Mens' and Ladies' Hairdressing Salon

12. a sit-down restaurant, or of a fast-food counter, or for the selling or dispensing of meals, lunches and/or prepared foods intended for immediate consumption in the Complex

13.      a sporting goods store

14.      operating a Computer store

15. a pharmacy, the sale of alternative medicine, herbal remedies, prescription medication or any products normally sold by a retail pharmacy, a medical laboratory, facility for testing of blood

16.      a medical walk-in clinic, doctors office, and ancillary uses